UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of the earliest event reported) November 12, 2007

Assisted Living Concepts, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Nevada	001-13498	93-1148702
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)
W140 N8981 Lilly Road, Menomonee Falls, Wisconsin 53051
(Address of Principal Executive Offices) (Zip Code)
(262) 257-8888
(Registrant’s Telephone Number, Including Area Code)
111 West Michigan Street
Milwaukee, Wisconsin 53203
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS
Item 2.02. Results of Operations and Financial Condition
Item 9.01 Financial Statements and Exhibits
SIGNATURE
Press Release

Item 2.02. Results of Operations and Financial Condition
On November 12, 2007, Assisted Living Concepts, Inc. issued a press release announcing its results of operations and financial condition for its third quarter ended September 30, 2007. A copy of the press release is furnished as Exhibit 99.1 to this current report on Form 8-K.
Item 9.01 Financial Statements and Exhibits
(c) Exhibits
The following exhibit is being furnished herewith:

99.1	Press Release of Assisted Living Concepts, Inc. dated November 12, 2007 announcing the results of operations and financial condition for its third quarter ended September 30, 2007.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.
Date: November 12, 2007

By:	/s/ John Buono
John Buono
Senior Vice President, Chief Financial Officer & Treasurer